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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 26, 1999


                       Chase Mortgage Finance Corporation
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

               Delaware               333-76801                 52-1495132
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            (State or other          (Commission              (IRS Employee
            jurisdiction of          File Number)          Identification No.)
            incorporation)

               343 Thornall Street
                   Edison, NJ                                 08837
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   (Address of principal executive offices)                  Zip Code

           Registrant's telephone, including area code: (732) 205-0600

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)




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ITEM 5.           Other Events
                  ------------

                  Filing of Legality and Tax Opinions
                  -----------------------------------

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 1999-S11 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.


ITEM 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
----------                                  -----------

(99.1)                                      Legal Opinion




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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CHASE MORTGAGE FINANCE
                                                  CORPORATION


August 26, 1999


                                                  By:     /s/ Eileen A. Lindblom
                                                     ---------------------------
                                                  Name:   Eileen A. Lindblom
                                                  Title:  Vice President




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                                INDEX TO EXHIBITS


Exhibit No.                Description                        Page
----------                 -----------                        ----

(99.1)                     Legal Opinion                      5